UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
 Pursuant To Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2012

MINERALS TECHNOLOGIES INC.
(Exact name of registrant as specified in its charter)

Delaware	1-11430	25-1190717
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

622 Third Avenue, New York, NY	10017-6707
(Address of principal executive offices)	(Zip Code)

(212) 878-1800
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On November 14, 2012 the Company issued a press release announcing that on November 14, 2012 its Board of Directors approved a two-for-one stock split in the form of a 100-percent stock distribution payable on December 11, 2012 to shareholders of record of the company's common stock on November 27, 2012. Trading in the common stock on a post-split adjusted basis will begin December 12, 2012.

The Board of Directors also declared a fourth a regular quarterly dividend of $0.05 per share payable on December 31, 2012 to shareholders of record December 21, 2012. This dividend will be paid on all shares post-split, effectively doubling dividend payments to shareholders of the company's common stock as of the record date.

Item 9.01	Financial Statements and Exhibits.
	(d)	Exhibits
		99.1	Press Release dated November 14, 2012

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MINERALS TECHNOLOGIES INC.
(Registrant)

	By:	/s/ Thomas J. Meek
	Name:	Thomas J. Meek
	Title:	Senior Vice President, General Counsel and Secretary, Chief Compliance Officer

Date: November 16, 2012

MINERALS TECHNOLOGIES INC.
EXHIBIT INDEX

Exhibit No. __________	Subject Matter ____________________________________________________________

99.1	Press Release dated November 14, 2012